                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 31, 2002
                                                           -------------


                        NORTH FORK BANCORPORATION, INC.
                       ---------------------------------
             (Exact name of Registrant as specified in its charter)




            Delaware                     1-10458             36-3154608
            ---------                   ---------            ------------
     (State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)                  File Number)        Identification No.)



                              275 Broadhollow Road
                              Melville, New York                  11747
                  --------------------------------------------------------
                  (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code: (631) 844-1004
                                                           ---------------

ITEM 5.  Other Events
---------------------

     On August 1, 2002, North Fork Bancorporation, Inc. announced that it has agreed to sell $350 million aggregate principal amount of 5.875% subordinated notes and $150 million aggregate principal amount of 5% Fixed Rate/Floating Rate subordinated notes in a private offering to qualified institutional buyers under Rule 144A of the Securities Act of 1933. Both note issues qualify as Tier II capital under Federal Reserve Board guidelines. The full text of the press release is included herein as Exhibit 99.1.

ITEM 9.  Regulation FD Disclosure
---------------------------------

    On July 31, 2002, North Fork Bancorporation, Inc.'s principal executive officer and principal financial officer submitted to the Securities and Exchange Commission their sworn statements relating to the accuracy of documents previously filed under the Securities Exchange Act of 1934, as amended. A copy of the statement from the Company's principal executive officer is attached hereto as Exhibit 99.2 and a copy of the statement from the Company's principal financial officer is attached hereto as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

(a)  Financial Statements of the Business Acquired.
     Not Applicable

(b)  Pro Forma Financial Information
     Not Applicable

(c)  Exhibits
     99.1  Press Release dated August 1, 2002
     99.2  Statement under oath of principal executive officer
     99.3  Statement under oath of principal financial officer

                                   SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     August 1, 2002











NORTH FORK BANCORPORATION, INC.


By:  /s/  Daniel M. Healy
    ----------------------
    Daniel M. Healy
    Executive Vice President
    Chief Financial Officer